Execution Version [A3]

              CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                  TRANSACTION UNDER 1992 MASTER AGREEMENT


TO:       CNH Equipment Trust 2001-A ("Party B")
          c/o The Bank of New York, as Trustee
          101 Barclay Street, Floor 12E
          New York, New York 10286
          Attn:    Keith Richardson
                   tel.: 312-336-9730

FROM:     Bank of America, N.A. ("Party A")
          100 N. Tryon Street, NC 1-007-13-01
          Charlotte, North Carolina 28255
          Attn: Capital Markets Documentation

DATE:     May 22, 2001


Our Reference Nos: 3296110/3296702


The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.


1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (a) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder, (b) the Swap Transaction and the performance of its obligations hereunder do not violate any material obligation of such party, and (c) the person executing this Confirmation is duly authorized to execute and deliver it.


This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between us dated May 22, 2001 (the "Agreement"). This Confirmation shall supplement, form part of, and be subject to that Agreement, and all provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below.


2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date:                      May 9, 2001

Effective Date:                  May 22, 2001

Termination                      Date: The earliest of (i) November 15, 2005 or
                                 (ii) when the Notional Amount hereunder has been reduced to zero, subject to early termination in accordance with the terms of the Agreement.

Calculation Periods:             For each Payment Date, the period from and
                                 including the immediately preceding
                                 Payment Date to, but excluding, such
                                 Payment Date (without regard to any
                                 Business Day adjustment in respect of
                                 Payment Dates, in the case of Fixed Rate
                                 Calculation Periods), during the Term of this Swap Transaction, except that (a) the initial Calculation Period will commence on, and include, the Effective Date, and
                                 (b) the final Calculation Period will end on, but exclude, the Termination Date
                                 (without regard to any Business Day
                                 adjustment in the case of the final Fixed
                                 Rate Calculation Period).

                                 Floating Rate Calculation Periods
                                 correspond to "Interest Periods" under the Indenture dated as of May 1, 2001, between Party B, as issuer and BankOne, National Association, as indenture trustee (the "Indenture").

Notional Amounts:                For each Calculation Period, the Outstanding
                                 Amount of the Class A3 Notes as of the close of business on the first day of each Floating
                                 Rate Calculation Period. "Outstanding Amount" and "Class A3 Notes" each has the meaning specified in Annex A to the Indenture.

Payment Dates:                   The 15th day of each month, subject to the
                                 Following Business Day Convention,
                                 corresponding to "Payment Dates" under the Indenture.

Fixed Amounts:

   Fixed Rate Payer:             Party B

   Fixed Rate Payer Payment      The 15th day of each month, commencing June 15,
   Dates:                        2001, subject to the Following Business
                                 Day Convention.

   Fixed Rate:                   4.58%

   Fixed Rate Day Count
   Fraction:                     30/360
   Fixed Rate Payer Payment      For each Payment Date, in respect of a
   Amounts:                      Calculation Period, the product of (a) the
                                 Fixed Rate,(b) the Fixed Rate Day Count
                                 Fraction and (c) the Notional Amount for such Calculation Period.

Floating Amounts:

   Floating Rate Payer:          Party A

   Floating Rate Payer           The 15th day of each month, commencing June
   Payment Dates:                15, 2001, subject to the Following
                                 Business Day Convention.

   Floating Rate:                USD-LIBOR-BBA (set two London Banking Days
                                 prior to the first day of each Calculation
                                 Period).

   Designated Maturity:          One month.

   Initial Floating Rate:        4.09%

   Spread:                       None

   Floating Rate Day Count       Actual/360
   Fraction:

   Floating Rate Payer Payment   For each Payment Date in respect of a
   Amounts:                      Calculation Period, the product of (a) the
                                 Floating Rate, (b) the Floating Rate Day
                                 Count Fraction, and (c) the Notional
                                 Amount.

   Reset Dates:                  On each Payment Date beginning with the June
                                 Payment Date, the Floating Rate (as determined two London Banking Days prior to each such Payment Date) will reset for the Floating Rate
                                 Calculation Period commencing on each such Payment Date.

   Compounding:                  Inapplicable

   Business Days:                New York

   Business Day Convention:      Following (in respect of Payment Dates and
                                 Floating Rate Calculation Period End Dates
                                 only).

   Calculation Agent:            Party A


3.       Market Quotation.


         Notwithstanding the definition of "Market Quotation" in the Agreement, for purposes of determining Market Quotations in respect of this Transaction, Market Quotation shall mean a quotation from a Dealer (as defined herein), acceptable to both parties, of the amount, if any, that such Dealer would demand to receive or would offer to pay in consideration of such Dealer entering into an agreement with the Requesting Party (as defined herein), with such documentation as the Dealer and the Requesting Party may in good faith agree, which would have the effect of preserving for the Requesting Party the economic equivalent of the parties' rights and obligations under the Agreement; provided that, any such quotation shall not constitute a Market Quotation hereunder unless the Dealer shall have submitted, in connection with such quotation, a Dealer Certification (as defined herein).


         If at least one Market Quotation from a Dealer other than Party A is provided, the Requesting Party shall then have the option to either: (i) accept the arithmetic mean of the Market Quotations; or (ii) require the party to the Agreement that is not the Requesting Party (the "Non-Requesting Party") to assign, at the cost of the Non-Requesting Party, its rights and obligations under the Agreement to one of the Dealers providing Market Quotations; provided that (a) such assignment must be pursuant to documentation that is reasonably acceptable to the Requesting Party, and (b) the Requesting Party must receive such opinions and assurances as it reasonably requests in connection with such assignment.


         In the event that no other Market Quotations are obtained, Party A may be the sole source of Market Quotations, so long as its calculations are made on the basis of a hypothetical transaction of like terms but with a notional amortization as set forth on Schedule A hereto and an option to reduce the notional to a substantially faster notional amortization.


         For purposes of this Section:


                  "Dealer" means a leading dealer in the relevant markets (and may include Party A).


                  "Dealer Certification" means a certificate, executed by a Dealer, representing that: (i) the Dealer is qualified and authorized to enter into an assignment of the Agreement; (ii) the Dealer has reviewed the terms of the Agreement in full and has provided a bid on the basis of such terms; and (iii) upon the request of the Requesting Party, the Dealer will accept an assignment of the Non-Requesting Party's rights and obligations under the Agreement in exchange for or by payment of the amount of its bid.


                  "Requesting Party" means: (i) Party B in the case of an Event of Default where Party A is the Defaulting Party or a Termination Event where Party A is the Affected Party; and (ii) Party A in the case of an Event of Default where Party B is the Defaulting Party or a Termination Event where Party B is the Affected Party.


4.       Account Details.


Payments to Party A:


               Name:  Bank of America, N.A.
               ABA#:  026009593
               G/L:   6550219386
               Attn.: Derivative Operations

Payments to Party B:

               Name:  Bank One, NA
               City:  Chicago
               ABA#:  071000013
               Account:  10-43256
               Further Credit To:  CNH Equipment Trust 2001-A
               Further Credit To:  205148-000
               Attn.:  Keith Richardson (ext. 6-9730)

Please confirm that the foregoing 453-2787; Telephone No. (312) 234-2787. Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


Yours sincerely,

BANK OF AMERICA, N.A.



By: /s/ Roger Heintzelman
    ---------------------------
    Name:   Roger Heintzelman
    Title:  Vice President

Confirmed as of the date above:

CNH EQUIPMENT TRUST 2001-A

By  The Bank of New York,
    not in its individual capacity but solely as Trustee



By: /s/ Erwin Soriano
    ---------------------------
    Name:  Erwin Soriano
    Title: Assistant Treasurer